                                 EXHIBIT 10.15


         INVESTOR REGISTRATION AGREEMENT DATED AS OF OCTOBER 28, 1996,
            BETWEEN THE COMPANY, BRANTLEY VENTURE PARTNERS II, L.P.,
         CHASE MANHATTAN BANK N.A., AS TRUSTEE, AND LAURENCE H. POWELL

                        INVESTOR REGISTRATION AGREEMENT


     THIS INVESTOR REGISTRATION AGREEMENT (this "Agreement") is made as of October 28, 1996, by and among MEDIRISK, INC., a Delaware corporation (the "Company"), and BRANTLEY VENTURE PARTNERS II, L.P., a Delaware limited partnership ("Brantley"), THE CHASE MANHATTAN BANK, N.A., AS TRUSTEE FOR SEARS PENSION TRUST ("Sears"), and LAURENCE H. POWELL, an individual ("Powell") (Powell being sometimes referred to as "Executive").

                             W I T N E S S E T H :

     WHEREAS, Brantley, Sears and Powell own shares of the capital stock of the Company (and Brantley and Sears hold warrants to purchase stock of the Company); and

     WHEREAS, the parties to this Agreement are currently parties to a Registration Agreement, dated as of April 5, 1991, as amended on or about November 22, 1991 to include Sears as a party and as further amended by a Consent and Modification Agreement, dated January 8, 1996 (as so amended, the "Original Registration Agreement"); and

     WHEREAS, in connection with the proposed initial public offering by the Company, the parties desire to terminate the Original Registration Agreement and to enter into this Agreement setting forth the terms of registration rights available to Brantley, Sears and Powell;

     NOW, THEREFORE, in consideration of the foregoing and the covenants contained herein, the parties agree as follows:

     1. Demand Registrations.

     (a) Requests for Registration. Subject to the terms and conditions hereof, at any time after the Company's Initial Public Offering (as defined below), if the holders of at least 50% of the Registrable Securities (as defined below) request registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"), if available, which requests specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering, then within ten days after receipt of any such request, the Company will give written notice of such requested registration to all other holders of Registrable Securities and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." As used herein, the term

"Initial Public Offering" means the Company's first offering of Common Stock of the Company that is registered under the Securities Act, which offering is underwritten on a firm commitment basis and produces gross proceeds in excess of $10,000,000.

     (b) Certain Expenses of Registrations. The holders of Registrable Securities will be entitled to request (i) three Demand Registrations in which the Company will pay all Registration Expenses ("Company-paid Demand Registrations") and (ii) an unlimited number of Demand Registrations in which the holders of Registrable Securities will pay their shares of the Registration Expenses as set forth in paragraph 5 hereof; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Demand Registration must equal at least $5,000,000. A Demand Registration which is a Long-Form Registration will not count as one of the permitted Company-paid Demand Registrations until it has become effective, and neither the second nor any subsequent Demand Registration which is a Long-Form Registration will count as one of the permitted Company-paid Demand Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event the Company will pay all Registration Expenses (as defined below) in connection with any registration initiated as a Company-paid Demand Registration whether or not it has become effective. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     (c) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting such registration, which consent will not be unreasonably withheld. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

     (d) Restrictions on Registrations. The Company will not be obligated to effect any Long-Form Registration within six months after the effective date of a previous Long-Form Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which the holders of the Registrable Securities were able to sell at least 90% of the number of Registrable Securities requested to be included. The Company may postpone for up to three months the filing or the effectiveness of a registration statement for a Demand Registration if the Company, in a certificate executed by the President of the Company in favor of all holders of Registrable Securities, states that, in the good faith judgment of the Board of Directors of the Company, such Demand Registration would be substantially disadvantageous to the Company; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder, and the Company will pay all Registration Expenses in connection with such withdrawn registration; provided, further, that the Company may exercise its right to postpone filings only once within any 12-month period; provided, further, however, that notwithstanding the foregoing clause, the Company may exercise its right to postpone filings a second time within any 12-month period, if the second postponement is made on account of the Company being in possession of material information that it deems advisable not to disclose in a registration statement.

     (e) Selection of Underwriters. In any Demand Registration, the holders of a majority of the Registrable Securities initially requesting registration may select a managing underwriter reasonably acceptable to the Company to administer the offering.

     2. Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice (in any event within five business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities and Executive Registrable Securities (as defined below) of its intention to effect such a registration and will include in such registration all Registrable Securities and Executive Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities and Executive Registrable Securities will be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company or any other party having demand registration rights with respect to securities of the Company and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company or such other party, then the Company will include in such registration (i) first, the securities the Company proposes to sell or those that such party exercising its demand registration rights proposes to sell, (ii) second, the Registrable Securities and Executive Registrable Securities and any securities held by HealthPlan Services Corporation ("HPSC Registrable Securities") requested to be included in such registration on a piggyback basis, pro rata among the holders of such Registrable Securities, Executive Registrable Securities and HPSC Registrable Securities on the basis of the number of shares proposed to be included in the registration by each such holder, and (iii) third, other securities requested to be included in such registration.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than holders exercising demand registration rights) and if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, then the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities, Executive Registrable Securities and HPSC Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities proposed to be included in the registration by each such holder, and (ii) second, other securities requested to be included in such registration.

     (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering must be approved by the holders of a majority of the Registrable Securities and a majority of the Executive Registrable Securities included in such Piggyback Registration, which approval will not be unreasonably withheld.

     (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

     3. Holdback Agreements.

        (a) Each holder of Registrable Securities and Executive Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144 promulgated pursuant to the Securities Act) of equity securities of the company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or underwritten Piggyback Registration in which Registrable Securities are included (except for sales of such securities as part of such underwritten registered offering and as otherwise permitted under Rule 144(k)), unless the underwriters managing the registered public offering otherwise agree.

        (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

        4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of warrants held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

        (a) Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and remain effective until the earlier of (i) the date when all Registrable Securities covered by the registration statement have boon sold, or (ii) 180 days from the effective date of the registration statement; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed including documents that are to be incorporated by reference into such registration statement, amendment or supplement, which documents will be subject to the review of such counsel, and which proposed registration statement or amendment or supplement thereto shall not be filed by the Company if the holders of a majority of the Registrable Securities covered by such statement, amendment or supplement reasonably object to such filing;

     (b) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period referred to in paragraph 4(a) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof sot forth in such registration statement;

     (c) Furnish to each holder of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holder;

     (d) Use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any holder thereof reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holder;

     (e) Notify each holder of such Registrable securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event is a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (f) Promptly notify the holders of Registrable securities and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (i) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (ii) any requests by the Securities and Exchange Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (iii) the issuance or threat of issuance by the Securities and Exchange commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purpose;

     (g) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq Stock Market and, if listed on the Nasdaq Stock Market automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange commission or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (h) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (i) Enter into such customary agreements (including, without limitation, underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, affecting a stock split or a combination of shares);

     (j) Make available for inspection by any holder of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such registration statement;

     (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (1) Permit any holder of Registrable Securities to participate in the preparation of such registration statement or comparable statement and to require the insertion therein of material, furnished by any such holder to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to paragraph 6(b) hereof;

     (m) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and, in the event of the issuance of any such stop order, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any security included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order:

     (n) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the holders thereof to consummate the disposition of such Registrable Securities;

     (o) Cooperate with the selling holders of Registrable Securities and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such lots and registered in such names as the underwriters may request at least two business days prior to any delivery of Registrable Securities to the underwriters;

     (p) Provide a CUSIP number for all Registrable Securities not later than the effective date of the registration statement; and

     (q) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, (i) make such representations and warranties to the selling holders of such Registrable Securities and the underwriters, if any, with respect to the Registrable Securities and the registration statement as are customarily made by issuers to underwriters in primary underwritten offerings, (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any, and to the holders of a majority of the Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters or their counsel, (iii) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings, and (iv) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and by the underwriters, if any, to evidence compliance with clause
(i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

     5. Registration Expenses.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the Nasdaq Stock Market.

     (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees (not exceeding $20,000 for each registration) and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and approved by the Company, which approval shall not be unreasonably withheld or delayed.

     (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     6. Indemnification.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities or Executive Registrable Securities, its officers, directors and partners, as the case may be, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, directors and partners, as the case may be, and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities or Executive Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities or Executive Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements;

provided, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

     8. Reports Under the Securities Laws. With a view to making available to the holders of Registrable Securities and Executive Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Securities and Exchange commission that may at any time permit such holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to 90 days after the effective date of any registration statement covering an underwritten public offering filed under the Securities Act by the Company;

     (b) File with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act at any time after it is subject to such registration requirements; and

     (c) Furnish to any such holder so long as such holder owns any of the Registrable Securities or Executive Registrable Securities forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of such registration statement filed by the Company), and of the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested by any such holder in availing any such holder of any rule or regulation of the Securities and Exchange Commission permitting the selling of any such securities without registration.

     9. Certain Limitations in Connection with Future Grants of Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights unless such agreement:

     (a) Includes as a term the equivalent of paragraph 3 of this Agreement;

     (b) Includes a provision that, in the case of a Demand Registration, protects the holders of Registrable Securities if marketing factors require a limitation on the number of securities to be included in an underwriting in the manner contemplated by paragraphs 1(d), 2(c) and 2(d) of this Agreement; and

     (c) Is otherwise not inconsistent with the rights granted to the holders of Registrable Securities in this Agreement.

     10. Transfer of Registration Rights. Provided that the Company is given written notice by the holder of Registrable Securities at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned, the rights of such holder of Registrable Securities or Executive Registrable Securities under this Agreement may be transferred in whole or in part at any time.

     11. Definitions. "Executive Registrable Securities" means (i) any equity securities held as of the date hereof or. hereafter acquired by an Executive or by a member of the immediate family of Powell, and (ii) any shares of equity securities of the Company issued or issuable with respect to the foregoing securities by way of dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Executive Registrable Securities, such securities will cease to be Executive Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, Powell will also be deemed to be a holder of Executive Registrable Securities whenever Powell has the right to acquire such Executive Registrable Securities (upon conversion or exercise) in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

     "Registrable Securities" means (i) any equity securities of the Company held as of the date hereof or acquired hereafter by Brantley or Sears, (ii) any equity securities of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of equity securities of the Company held by persons holding securities described in clauses (i) and (ii) above. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person will also be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

  12. Miscellaneous.

     (a) No inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

     (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

     (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, holders of a majority of the Registrable Securities (excluding all Registrable Securities held by the Company) and holders of a majority of the Executive Registrable Securities.

     (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities or Executive Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities or Executive Registrable Securities.

     (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     (h) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only-and de not constitute a paragraph of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     (i) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be delivered personally to the recipient, sent by reputable express courier service (charges prepaid) or sent by certified or registered mail, return receipt requested and postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail. Such notices, demands and other communications shall be sent to the parties hereto at the addresses indicated below or, with respect to subsequent holders of Registrable Securities or Executive Registrable Securities, at the addresses of such holders set forth in the books and records of the Company:


             If to the Company:  Medirisk, Inc.
                                 Two Piedmont Center, Suite 400
                                 3565 Piedmont Road, N.E.
                                 Atlanta, Georgia 30305

             with a copy to:     Douglas B. Chappell
                                 Alston & Bird
                                 One Atlantic Center
                                 1201 West Peachtree Street
                                 Atlanta, Georgia 30309

             If to Brantley:     Brantley Venture Partners II, L.P.
                                 20600 Chagrin Boulevard
                                 Suite 1150 Tower East
                                 Cleveland, Ohio  44122

             If to Sears:        The Chase Manhattan Bank, N.A.
                                 c/o David Bogetz
                                 The Chicago Corp.
                                 208 LaSalle, 5th Floor
                                 Chicago, Illinois 60604

             If to Powell:       Laurence H. Powell
                                 1525 Misty Oaks Drive
                                 Atlanta, Georgia 30350

or to such other address as it appears in the records of the Company (unless otherwise indicated by such holder) or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     (k) Termination of Prior Agreement. This Agreement is intended by the parties to supersede and replace the Original Registration Agreement, and the parties agree that the Original Registration Agreement shall be terminated effective immediately prior to the effectiveness of the Company's registration statement for its initial public offering.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                 MEDIRISK, INC., a Delaware corporation


                                 By:     /s/ Kenneth M. Goins, Jr.
                                         ---------------------------------------
                                 Title:  Vice President
                                         ---------------------------------------

                                 BRANTLEY VENTURE PARTNERS II, L.P.,
                                 a Delaware limited partnership

                                 By: Brantley Venture Management II, L.P., its
                                     general partner


                                     By:    Pinkas Family Partners, L.P., its
                                            general partner



                                            By:  /s/ Robert P. Pinkas
                                                 ------------------------------
                                                     Robert P. Pinkas, its
                                                     general partner

                                     SEARS PENSION TRUST

                                     By:  Chase Manhattan Bank, N.A., as Trustee


                                          By:  /s/ Robert A. Signorino
                                          --------------------------------------
                                          Title:  Vice President
                                          --------------------------------------


                                     /s/ Laurence H. Powell
                                     -------------------------------------------
                                     LAURENCE H. POWELL